Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LogSearch, Inc. (the “Corporation”) on Form 10-KSB for the year ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Durward, Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                                                                         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                                                         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: January 11, 2007	By: /s/ James Durward
Name: James Durward Title: CEO, principal executive officer, principal financial officer and principal accounting officer